UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2013

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Grant Street, Suite #720
Denver, CO	80203
(Address of Principal Executive Offices)	(Zip Code)

(303) 951-7920
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As discussed in Item 5.07 below, at the special meeting (the “Special Meeting”) of stockholders of Lilis Energy, Inc. (the “Company”) held on November 13, 2013, the stockholders approved an amendment to the Company’s 2012 Equity Incentive Plan (the “Amendment”)  to increase the number of common shares available for grant under the Plan from 1,800,000 shares to 6,800,000 shares and to increase the number of common shares eligible for grant under the Plan in a single year to a single participant from 1,000,000 shares to 3,000,000 shares.  The description of the Amendment in this report does not purport to be complete and is qualified in its entirety by reference to the Plan, as amended, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

As discussed in Item 5.07 below, at the Company’s Special Meeting, the stockholders approved a change of the Company’s legal name from Recovery Energy, Inc. to Lilis Energy, Inc. The name change is reflected in the Company’s Certificate of Amendment to the Articles of Incorporation (the “Certificate”), and the effective date of the Certificate was November 18, 2013. No changes were made to the Articles of Incorporation other than to reflect the name change.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Company’s Special Meeting, the final results of the voting on the matters submitted to our stockholders at the meeting were as follows:

1. To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to legally change the Company’s name from Recovery Energy, Inc. to Lilis Energy, Inc.

For	Against	Abstain
13,395,089	42,522	2,000

There were no broker non-votes.

2. To approve an amendment to the Company’s 2012 Equity Incentive Plan to increase the number of common shares available for grant under the Plan from 1,800,000 shares to 6,800,000 shares and to increase the number of common shares eligible for grant under the Plan in a single year to a single participant from 1,000,000 shares to 3,000,000 shares.

For	Against	Abstain
9,069,026	258,312	6,750

There were 4,105,523 broker non-votes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation
10.1	2012 Equity Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2013	RECOVERY ENERGY, INC.

	By:	/s/ A. Bradley Gabbard
Chief Financial Officer and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation
10.1	2012 Equity Incentive Plan

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